December 7, 2006

This presentation may contain, in addition to historical information, various
“forward-looking statements” that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community’s actual operating results and financial position to differ materially from those projected in the forward-looking statements.  Such forward-looking statements can be identified by the use of forward looking terminology, such as “may,” “will,”
“expect,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereof or comparable terminology.  We caution that any such forward-
looking statements are further qualified by important factors that could cause
Southern Community’s actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements.
We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation.

Forward Looking Statements

Common Stock: SCMF

www.smallenoughtocare.com

Started – November 18, 1996

State Chartered, Fed Member and Report to the SEC

SCFC Operates 21 Banking Offices in 9 NC Counties

Recently opened banking office in Raleigh, NC

New banking office in Mooresville, NC (Charlotte) opened in August

Entered the Asheville market / LPO

VCS Management, LLC

Small Business Investment Company

Corporate Profile

Common Stock: SCMF

www.smallenoughtocare.com

Competitive/Driven for the long term

Strong, entrepreneurial management team; Committed employees

Diverse, full-service financial institution; Positioned to compete

Why Invest In Southern Community?

Common Stock: SCMF

www.smallenoughtocare.com

Full service retail and commercial banking

Full service construction lending division

Mezzanine financing

Mortgage division

Asset management, brokerage, trust

Tax-free exchange

Cash management/online services

Lock box

Courier

Southern Community Services

Common Stock: SCMF

www.smallenoughtocare.com

Inside Ownership (13.0% as of 9/30/06)

Well capitalized, 135.5MM in equity, over 17.4MM shares

    outstanding, market cap of 169.98MM

Strength of credit administration & regulatory compliance

Strong credit culture/fundamentals

Why Invest In Southern Community?

Common Stock: SCMF

www.smallenoughtocare.com

Lend to Established Businesses with Historical Cash Flow

Independent Loan Review

NPAs Are 0.25% of Total Assets (as of 9/30/06)

$12.6 million in ALLL, 1.28% of Loans, 4.31x coverage of NPLs

    (as of 9/30/06)

Asset Quality And Reserves

Common Stock: SCMF

www.smallenoughtocare.com

Long term focus to build a solid, competitive, high performance institution

3rd Largest Community Bank in NC – Consolidation Opportunities

Deposit share – #3 in Forsyth County, #5 in Triad

Positioned in four of the top five markets in fast-growing NC

Why Invest In Southern Community?

Common Stock: SCMF

www.smallenoughtocare.com

BUNCOMBE
WAKE
SURRY
STOKES
ROCKINGHAM
YADKIN
FORSYTH
GUILFORD
IREDELL

Southern Community
FINANCIAL CORPORATION

CHARLOTTE

WINSTON -SALEM

Headquarters

GREENSBORO

HIGH POINT

RALEIGH

MOORESVILLE

Branch Network

Common Stock: SCMF

www.smallenoughtocare.com

ASHEVILLE

Common Stock: SCMF

www.smallenoughtocare.com

Population Projections By Market

COUNTY

2000

2030

Growth %

2000 to

2030

Alamance

130,794

194,787

48.93%

Buncombe

Asheville

206,766

278,494

34.69%

Davidson

147,246

197,877

34.39%

Forsyth

Winston-Salem

306,067

427,292

39.61%

Guilford

Greensboro

421,408

588,886

39.86%

Iredell

122,660

223,818

82.47%

Mecklenburg

Charlotte

695,370

1,296,741

86.48%

Rockingham

91,928

98,708

7.38%

Stokes

44,711

58,073

29.89%

Surry

71,216

88,514

24.29%

Wake

Raleigh

627,866

1,367,176

117.75%

Yadkin

36,348

48,441

33.27%

TOTAL

  2,902,020

  4,868,807

 67.77%

Year over year deposit growth 13.8%; loan growth 18.6%

Why Invest In Southern Community?

Common Stock: SCMF

www.smallenoughtocare.com

* Reflects impact of investment portfolio restructure

Common Stock: SCMF

www.smallenoughtocare.com

Financial Profile

In Millions of Dollars except per share

2006

2005

2004

2003

2002

Total Assets

$1,417

$1,288

$1,223

$799

$612

Total Loans

1,016

869

796

520

422

Deposits

1,021

942

846

575

449

Equity

135

135

137

51

48

Net Income

2.3

*

7.7

8.1

3.6

3.2

EPS

0.13

*

0.42

0.45

0.39

0.35

Book Value Per Share

7.75

7.66

7.68

5.65

5.41

Tangible Book Value Per Share

4.80

4.71

4.73

5.65

5.41

     As of 9/30

Incentive for commercial/retail bankers

Focused campaigns

Deposit specialist

Targeting

Business Banking

Changing our funding mix

Deposit Initiatives

Common Stock: SCMF

www.smallenoughtocare.com

Total Deposits (in thousands)
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2002
2003
2004
2005
2006
Non-Interest Bearing (DDAs)
Interest Bearing (Money Mkt, NOW, Savings)
CDs

Southern Community FINANCIAL CORPORATION

11.8%

11.7%

9.0%

9.3%

33.5%

27.9%

31.1%

25.8%

54.7%

60.4%

59.9%

64.9%

Deposit Portfolio Composition

Common Stock: SCMF

www.smallenoughtocare.com

9.8%

35.3%

54.9%

(As of 9/30)

Full service wealth management (trust, asset management

    & brokerage)

One of only 8 community banks in NC offering trust services

Strong reputation for service and community involvement

    (97% customer approval rating)

Our culture: High-service standards and focus – Heart for Service

Most experienced, competitive and deepest commercial/

    construction departments in NC

Vertically integrated commercial bank

Why Invest In Southern Community?

Common Stock: SCMF

www.smallenoughtocare.com

Small & Medium Sized Businesses

Owners

Managers

Professionals

Residential Builders / Developers

Retail Customers

Target Markets

Common Stock: SCMF

www.smallenoughtocare.com

Commercial Bank

Offer any type of business loan

Full cash management services

Commercial Finance

Asset-based lending

Receivables purchasing & financing

Operate full-service lock box

Small Business Investment Corporation

Venture capital – Mezzanine financing

Subordinated debt with warrants

Network/liaison to public markets

Best Commercial Bank In NC

Common Stock: SCMF

www.smallenoughtocare.com

Desire and commitment

Depth and breadth of our services

Strength of Commercial and Construction services

Proven ability to grow revenue, deposits and loans

Market footprint and position in NC

Infrastructure

Soundness

Our people/culture

Why Southern Community Is Different

Common Stock: SCMF

www.smallenoughtocare.com

Focus And Strategy

Common Stock: SCMF

www.smallenoughtocare.com

Expand Market Through de novo Locations or Accretive Acquisitions

Diversify Our Revenue

Expand Mortgage Operations

Build Southern Community Advisors, our Wealth Management Division

Leverage Commercial Bank Loans & Relationships

Leverage Infrastructure and People

Enhance Profitability

Build core deposit base

Build annuitized income

Expense control

Improve margins